Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

FirstKey Mortgage, LLC
900 Third Avenue, Suite 500
New York, New York 10022

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by FirstKey Mortgage, LLC (the “Company”) and Citigroup Global Markets Inc. (“Citigroup” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loan contracts in conjunction with the proposed offering of Towd Point Asset Trust 2021-SL1.

The information provided to us, including the information set forth in the Statistical Loan File (as defined herein), is the responsibility of the Company.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 28, 2021, representatives of the Company provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2021, with respect to 89,450 student loan contracts (the “Statistical Loan File”).

At the instruction of the Company, we randomly selected 500 student loan contracts from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations relating to the student loan characteristics (the “Characteristics”) indicated below for each of the Sample Loans set forth on the Statistical Loan File.

Characteristics
1.	Loan number (informational purposes only)	12.	Co-signor indicator (yes/no)
2.	Loan type	13.	Margin
3.	Original principal balance	14.	Index
4.	Current principal balance	15.	School name
5.	Maturity date	16.	APR(Interest Rate)
6.	Loan status	17.	Interest due amount
7.	Last payment date	18.	ACH incentive (%)
8.	Monthly payment amount	19.	OTP incentive (%)
9.	State of residence	20.	Current borrower FICO score
10.	First disbursement date	21.	Current co-borrower FICO score (if applicable)
11.	Deferment/forbearance end date (if applicable)

We compared Characteristics 2. through 19. to the corresponding information set forth on a query provided to us by the Company on May 10, 2021 from the servicer’s servicing system (collectively, the “Servicing System Query”) or screen shots from the servicer’s servicing system (the “Servicing System Screen Shots”).

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We compared Characteristics 20. and 21. to the corresponding information set forth on a query provided to us by the Company on May 26, 2021 (the “Credit Score Query”).

The student loan documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as indicated in Appendix A.  Supplemental information is contained in Appendix B.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLp

June 29, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 29, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in first disbursement date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 29, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Servicing System Query

1	070618473032061123	First disbursement date	9/4/2007	1/28/2008

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.